UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri 63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series A	SF-PA	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF-PB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF-PC	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Stifel Financial Corp. (the “Company”) Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2021, James M. Oates has retired as a Director of the Company effective as of the 2021 Annual Meeting of the Company on May 26, 2021. The size of the Board was reduced to 10 directors effective immediately upon Mr. Oates’s retirement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company Shareholders was held on May 26, 2021 to (i) elect ten members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; and (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.

As of March 29, 2021, the record date for the Annual Meeting, there were 105,208,089 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 100,943,145 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors:

The Company’s shareholders elected ten directors to hold office until the 2022 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Adam Berlew	93,390,215	398,588	—	7,154,342
Kathleen Brown	92,963,204	825,599	—	7,154,342
Michael W. Brown	91,992,815	1,795,988	—	7,154,342
Robert E. Grady	91,640,212	2,148,591	—	7,154,342
Ronald J. Kruszewski	90,891,395	2,897,408	—	7,154,342
Daniel J. Ludeman	93,433,594	355,209	—	7,154,342
Maura A. Markus	92,712,202	1,076,601	—	7,154,342
David A. Peacock	92,687,373	1,101,430	—	7,154,342
Thomas W. Weisel	92,827,215	961,588	—	7,154,342
Michael J. Zimmerman	93,670,314	118,489	—	7,154,342

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
92,220,113	1,360,958	207,732	7,154,342

Proposal 3 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstentions	Broker Non-votes
99,436,900	1,457,052	49,193	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: May 26, 2021	By:	/s/ James M. Marischen
	Name:	James M. Marischen
	Title:	Chief Financial Officer

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